Exhibit 10.1

GUARANTEE AND COMMITMENT AGREEMENT

THIS GUARANTEE AND COMMITMENT AGREEMENT (this “Agreement”) is made as of July 25, 2019 among, KBL Merger Corp. IV, a Delaware corporation (“KBL”), and Tyche Capital LLC, a Delaware limited liability company (“Tyche”).

W I T N E S S E T H:

WHEREAS, KBL and CannBioRx Life Sciences Corp., a Delaware corporation (“CannBioRx”) are negotiating the terms of a Business Combination Agreement (the “Business Combination Agreement”); and

WHEREAS, as a condition to the closing (the “Closing”) of the merger contemplated by the Business Combination Agreement, KBL shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) (“Net Tangible Assets”) at the Closing (the “Net Tangible Assets Closing Condition”); and

WHEREAS, Tyche has agreed to subscribe for securities of KBL such that at the Closing, KBL will satisfy the Net Tangible Assets Closing Condition.

For good and valuable consideration the sufficiency and receipt of is hereby acknowledged and subject to the representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

ARTICLE I

SUBSCRIPTION

1.1 KBL hereby agrees to use its reasonable efforts to raise at least $10,000,000.00 through the sale of common stock of KBL (the “PIPE Shares”), it being understood and agreed that any of the funds held in a trust account pursuant to the terms and conditions of that certain Rights Agreement, dated as of June 1, 2017, by and between KBL and Continental Stock Transfer & Trust Company, as trustee (the “Trust Account”), upon the consummation of the Merger (as defined in the Business Combination Agreement) shall be included in KBL’s obligation herein to use its reasonable efforts to raise at least $10,000,000.00.

1.2 Subject to the satisfaction of Section 1.1, Tyche hereby guarantees to KBL the receipt by KBL at the Closing (as defined in the Business Combination Agreement) of sufficient funds such that, at the Closing, KBL will have at least $5,000,001.00 in Net Tangible Assets. In furtherance of the previous sentence, Tyche hereby subscribes to acquire PIPE Shares such that at the Closing, KBL will have at least $5,000,001.00 in Net Tangible Assets (the “Subscription Amount”) immediately after the Closing (after including or giving effect to funds raised via the sale of the PIPE shares and without including or giving effect to any of the funds held in the Trust Account). The price per share to be purchased by Tyche pursuant to the terms of this Agreement shall be equal to the closing price of the common stock of KBL on the Nasdaq Capital Market on the date prior to the Closing; provided, however, that in no event shall the purchase price per share for the PIPE Shares be less than $4.23 nor greater than $10.00.

ARTICLE II

REPRESENTATIONS BY TYCHE

Tyche hereby represents, warrants and acknowledges to KBL that:

2.1 Tyche recognizes that: (i) the purchase of the PIPE Shares involves a high degree of risk, is speculative and only investors who can afford the loss of their entire investment should consider investing in KBL and/or the PIPE Shares; (ii) Tyche may not be able to liquidate its investment; (iii) transferability of the PIPE Shares is extremely limited; and, (iv) in the event of a disposition of the PIPE Shares, Tyche could sustain the loss of its entire investment.

2.2 Tyche understands that the PIPE Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon Tyche’s investment intention. In this connection, Tyche hereby represents that Tyche is purchasing the PIPE Shares for Tyche’s own account for investment purposes only and not with a view toward the resale or distribution to others and has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the PIPE Shares to any other person. Tyche represents that it is an “Accredited Investor” with experience in the types of investment being made pursuant to this Agreement.

2.3 Tyche consents to the placement of a legend on any certificate or other document evidencing the PIPE Shares substantially as set forth below, that such PIPE Shares have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. Tyche is aware that KBL will make a notation in its appropriate records with respect to the restrictions on the transferability of the PIPE Shares.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR UNDER THE OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

ARTICLE III

REPRESENTATIONS BY AND COVENANTS OF KBL

3.1 KBL hereby represents and warrants to Tyche that (i) KBL has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to sell and issue the PIPE Shares and perform its obligations with respect to this Agreement in accordance with the terms hereof and (ii) when executed and delivered by KBL, this Agreement will be duly executed and delivered by KBL.

3.2 KBL is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its properties and to carry on its business as presently conducted.

3.3 Upon issuance in accordance with the terms of this Agreement, the PIPE Shares: (i) will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the Securities Act; (ii) will be duly and validly authorized validly issued, fully paid and non-assessable and will not subject the holders thereof to personal liability by reason of being holders thereof; (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of KBL or rights to acquire securities of KBL; and (iv) assuming the representations and warranties of Tyche as set forth above are true and correct, will not result in a violation of Section 5 under the Securities Act.

ARTICLE IV

MISCELLANEOUS

4.1 This is an absolute guarantee, subject to the condition in Section 1.1 and Tyche hereby agrees that if the Net Tangible Assets Closing Condition is not otherwise satisfied at the Closing, Tyche shall fund an amount necessary such that KBL has the full Subscription Amount at or prior to the Closing.

4.2 The Subscription Amount shall be payable at Closing, and if not paid at Closing, the Subscription Amount shall bear interest at a rate of 12% per year or at the highest rate permitted under the laws of the State of New York. Tyche hereby agrees to reimburse KBL for all costs of collection pursuant to this Agreement, including, without limitation, the costs and expenses of KBL’s legal counsel.

4.3 Time shall be of the essence with respect to each and every of the various undertakings and obligations set forth in this Agreement.

4.4 Any notice or other communication to KBL given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, by e-mail or delivered by hand against written receipt therefore. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received. The address for such notices and communications shall be as follows:

If to KBL:	c/o KBL Merger Corp. IV
150 West 56th Street, Suite 5901
New York, NY 10019
Attention: Marlene Krauss, M.D.
Email: mkrauss@kblvc.com

with a copy (which shall not constitute notice) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
666 Third Avenue
New York, NY 10016
Attention: Kenneth R. Koch; Daniel A. Bagliebter
E-mail: krkoch@mintz.com; dabagliebter@mintz.com

If to Tyche:	c/o Bonsai Capital Ltd.
50 Grosvenor Hill
London W1K 3WT, United Kingdom
Attention: Ron Bauer
E-mail: ron@bonsaicap.com

with a copy (which shall not constitute notice) to:

McDermott Will & Emery LLP
340 Madison Avenue
New York, NY 10173
Attention: Robert Cohen
E-mail: rcohen@mwe.com

4.5 Except as otherwise provided herein this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

4.6 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. Tyche may not assign its rights and/or obligations under this Agreement without the express written consent of KBL.

4.7 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE EXCLUSIVE FORUMS FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT ARE EITHER THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY. THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

4.8 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

4.9 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

4.10 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

4.11 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.12 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

KBL MERGER CORP. IV

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TYCHE CAPITAL LLC

By:
Name:
Title: